Transamerica Variable Insurance Fund, Inc.

                         Supplement Dated March 30, 1999
                         to Prospectus Dated May 1, 1998


The following information supplements the prospectus. You should read it together with the prospectus.

1) The following changes to the Portfolio managers are effective immediately:

     Money Market Portfolio Primary Manager since 1999: Rex A. Olson, CFA, Securities Analyst, Transamerica Investment Services. Also manages the Transamerica Premier Cash Reserve Fund and the Transamerica Cash Management Fund, since 1999. Was co-manager of the TVIF Money Market Portfolio, the Transamerica Premier Cash Reserve Fund and the Transamerica Cash Management Fund. Member of the Los Angeles Society of Financial Analysts. Vice President, Mitsubishi Trust, 1987-1997. B.S., University of Southern California. Joined Transamerica in 1997.

     Co-Manager since 1999: Peter O. Lopez, Senior Research Analyst, Transamerica Investment Services. Assistant Vice President, Shields Alliance, 1995-1997. Corporate Bond Associate, TIAA-CREF, 1993-1995. B.A., Arizona State University. M.B.A., University of Michigan. Joined Transamerica in 1997.

2) On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the Transamerica Variable Insurance Fund's Investment Adviser, Transamerica Occidental Life Insurance Company, and directly owns the Sub-Adviser, Transamerica Investment Services, Inc..



                          Transamerica Lineage Variable
                                 Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company

                         Supplement Dated March 29, 1999
                       to Prospectus Dated January 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

     Transamerica   Corporation   indirectly   owns  the  issuer,   Transamerica
     Occidental Life Insurance Company.